Exhibit 99.2

GMIP GREEN MEADOWS PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

CONTENTS

Independent Auditors’ Report	1-2

Statements of Revenues and Certain Expenses	3

Notes to Statements of Revenues and Certain Expenses	4-6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Plymouth Industrial REIT, Inc.

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of GMIP Green Meadows Property for the year ended December 31, 2013, and the related notes to the statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of GMIP Green Meadows Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of GMIP Green Meadows Property’s revenues and certain expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum LLP

Marcum LLP

Boston, MA
July 18, 2014

2

GMIP GREEN MEADOWS PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Nine Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Revenues
Rental revenue	$668,614	$890,618
Tenant reimbursements	255,447	329,697

Total revenues	924,061	1,220,315

Certain expenses
Property operating expenses	32,055	43,290
Real estate taxes and insurance	218,937	292,198
General and administrative expenses	5,399	59,038

Total certain expenses	256,391	394,526

Revenues in excess of certain expenses	$667,670	$825,789

The accompanying notes are an integral part of the statements of revenues and certain expenses

3

GMIP GREEN MEADOWS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 1 – DESCRIPTION OF PORTFOLIO

GMIP Green Meadows Property (the “Property”) consists of one fully-constructed industrial warehouse facility located in Columbus, Ohio with approximately 300,000 square feet of rentable space. Plymouth Industrial REIT, Inc. (the “Company”) acquired the property on October 31, 2014 from Garrity Malkin Industrial Partners I, LLC.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses include the operations of the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above-and below-market leases. Management is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results.

INTERIM UNAUDITED INFORMATION

The statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with U.S. Securities and Exchange Commission’s Rule 3-14 as described above. All such adjustments are of a normal recurring nature.

USE OF ESTIMATES

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

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GMIP GREEN MEADOWS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

REVENUE RECOGNITION

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements related to reimbursements of real estate taxes, insurance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred.

NOTE 3 – MINIMUM FUTURE LEASE RENTALS

There is one lease agreement in place with a tenant to lease space in the Property. As of September 30, 2014, the minimum future rentals receivable under noncancelable operating lease in each of the next five years and thereafter are as follows (unaudited):

Year Ending December 31,
2014 (nine months ending December 31, 2014)	$215,250
2015	875,000
2016	898,000
2017	920,000
2018	943,000
Thereafter	804,500
Total	$4,655,750

NOTE 4 – TENANT CONCENTRATIONS

As of December 31, 2013 and September 30, 2014, the Property is 100% occupied by Volvo Parts North America, which is a part of the Volvo Group that is publicly registered and traded in Sweden.

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GMIP GREEN MEADOWS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2013 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 5 – RELATED PARTY TRANSACTIONS

An affiliate of the previous owner of the Property provided property management services to the Property. The management fee was calculated at 3.5% of gross rent collected. Management fees amounted to $43,290 for the year ended December 31, 2013 and $31,920 for the nine months ended September 30, 2014 (unaudited).

NOTE 6 – SUBSEQUENT EVENTS

The Property’s management evaluated subsequent events through July 18, 2014, the date the financial statements were available to be issued.

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